First Trust Multi-Strategy Fund

Class A Shares – FTMAX

Class C Shares – FTMCX

Class I Shares – FTMIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated July 21, 2025, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated January 31, 2025.

At a meeting held on July 15-16, 2025, the Board of Trustees of the Trust approved the appointment of Sardis Group, LLC (“Sardis”) as a sub-advisor to the First Trust Multi-Strategy Fund (the “Fund”). First Trust Capital Management L.P., the Fund’s advisor, has delegated the management of a portion of Fund assets to Sardis. Palmer Square Capital Management, LLC and Vest Financial, LLC will continue to serve as sub-advisors to the Fund. Accordingly, effective immediately, the Prospectus and SAI are updated as follows:

The first paragraph under the heading entitled “Summary Section – Principal Investment Strategies” in the Prospectus is deleted in its entirety and replaced with the following:

First Trust Capital Management L.P. (“FTCM” or the “Advisor”), the Fund’s advisor, seeks to achieve the Fund’s investment objectives by delegating the management of a portion of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisors”). The Advisor also manages a portion of the Fund’s assets directly. When appropriate, the terms “Advisor” or “Advisors” refer to FTCM and the Sub-Advisors, which are Palmer Square Capital Management, LLC (“Palmer Square”), Vest Financial, LLC (“Vest”), and Sardis Group, LLC (“Sardis”). FTCM retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio and is responsible for selecting and determining the percentage of Fund assets to allocate to itself and each Sub-Advisor. Each Advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Advisor is subject to the oversight of the Advisor, the Advisor does not attempt to manage the day-to-day investments of the Sub-Advisors. At certain times, the Advisor may not allocate assets to all of the Sub-Advisors and therefore, certain investment strategies may not be employed.

The following paragraphs are added under the heading entitled “Summary Section – Principal Investment Strategies” of the Prospectus:

Structured Credit Products. Under normal market circumstances, Sardis, one of the Fund’s sub-advisors, primarily invests the portion of the Fund it manages in structured credit products and related fixed income securities and loans. These instruments include agency and non-agency residential mortgage-backed securities (“RMBS”), agency and non-agency commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), collateralized loan obligations (“CLOs”), and securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities. Mortgage-related securities are backed by or provide exposure to mortgages, including private (i.e., non-agency) and government mortgage-backed (i.e., agency) securities. Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”), are underwritten to standards set by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae and Freddie Mac. Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property. ABS are securities backed by non-mortgage assets. A CLO is a type of asset-backed debt security typically collateralized predominantly by pools of domestic and foreign senior secured corporate loans, including loans that may be rated below investment grade. RMBS, CMBS, ABS, and CLOs are issued using a variety of structures that vary in risk and yield.

The Fund may invest in instruments of any maturity and credit quality, including high-yield securities, commonly referred to as “junk bonds”, that are rated below investment grade by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (or if unrated, are determined by Sardis to be of comparable credit quality). Sardis anticipates the average portfolio duration of the portion of the Fund it manages under normal market conditions will range between two to five years, as calculated by Sardis. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in various types of derivative instruments, including options, futures, forwards and swaps to attempt to mitigate against interest rate risk. From time to time, Sardis may tactically utilize the following securities or instruments for hedging purposes, to attempt to enhance the portfolio’s return, or to mitigate against certain risks, principally credit and interest rate risk: U.S. Treasury securities; corporate bonds; shares of investment companies, including exchange-traded funds (“ETFs”) that invest in fixed income securities; interest rate, total return, and credit default swaps; interest rate and bond futures; and credit spread and interest rate options.

Sardis may sell a security short in anticipation of a decline in the market value of the security. Selling a security short is when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates.

In selecting investments, Sardis will consider, among other things, maturity, yield and ratings information and opportunities for price appreciation and interest income. Sardis combines a top-down view of risk positioning with a bottom-up approach that analyzes the underlying value of an asset across a variety of macroeconomic and instrument-specific scenarios to determine the ultimate likelihood of repayment of principal and interest to its holder over time.

The following disclosures are added under the heading entitled “Summary Section – Principal Risks of Investing” of the Prospectus:

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

U.S. Government Securities Risk. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, when it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Investments in Other Investment Companies Risk. The Fund will indirectly bear the management, service and other fees of any other investment companies, including exchange-traded funds, in which it invests in addition to its own expenses.

Collateral Prepayment Risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

U.S. Treasury Futures Contracts Hedge Risk. Sardis, when it deems appropriate, may seek to hedge against interest rate risk by short selling U.S. Treasury futures contracts. To the extent the Fund holds such short positions, should market conditions cause U.S. Treasury prices to rise, the Fund’s portfolio could experience a loss. The hedging strategy depends on market conditions and the judgment of Sardis, and there is no guarantee that the hedging strategy will be successful in mitigating interest rate risk or preventing losses to the Fund’s portfolio.

The paragraphs under the heading entitled “Summary Section – Investment Advisor and Sub-Advisors” and “Management of the Fund – Investment Advisor and Sub-Advisors” in the Prospectus are deleted in their entirety and replaced with the following:

First Trust Capital Management L.P. is the Fund’s Advisor. Palmer Square Capital Management, LLC, Vest Financial, LLC, and Sardis Group, LLC are the Fund’s Sub-Advisors.

The second tables under the headings entitled “Summary Section -- Portfolio Managers” and “Management of the Fund -- Portfolio Managers” of the Prospectus are deleted in their entirety and replaced with the following:

Sub-Advisors	Portfolio Managers	Managed the Fund Since:
Palmer Square Capital Management, LLC	Angie K. Long, CFA Taylor R. Moore, CFA	2023 2023
Vest Financial, LLC	Karan Sood Trevor Lack	2024 2025
Sardis Group, LLC	Colin McBurnette Sam Dunlap	2025 2025

The following paragraphs are added under the heading entitled “More About the Fund’s Investment Objectives, Principal Investment Strategies and Risks -- Principal Investment Strategies” of the Prospectus:

Structured Credit Products. Under normal market circumstances, Sardis, one of the Fund’s sub-advisors, primarily invests the portion of the Fund it manages in structured credit products and related fixed income securities and loans. These instruments include, but are not limited to, agency and non-agency RMBS, agency and non-agency CMBS, ABS, CLOs, and securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities. Mortgage-related securities are backed by or provide exposure to mortgages, including private (i.e., non-agency) and government mortgage-backed (i.e., agency) securities. Agency loans have balances that fall within the limits set by the FHFA, are underwritten to standards set by Ginnie Mae, Fannie Mae or Freddie Mac, and qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae and Freddie Mac. Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. ABS are securities backed by non-mortgage assets, such as company receivables, truck and auto loans, leases, home equity loans, credit card receivables and student loans. A CLO is a type of asset-backed debt security typically collateralized predominantly by pools of domestic and foreign senior secured corporate loans, including loans that may be rated below investment grade. RMBS, CMBS, ABS, and CLOs are issued using a variety of structures, including multi-class structures featuring senior and subordinated classes, which vary in risk and yield.

The Fund may invest in instruments of any maturity and credit quality, including high-yield securities, commonly referred to as “junk bonds”, that are rated below investment grade by at least one of the NRSROs (or if unrated, are determined by Sardis to be of comparable credit quality). Sardis anticipates the average portfolio duration of the portion of the Fund it manages under normal market conditions will range between two- to five-years, as calculated by Sardis. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, the price of a security with a two-year duration would be expected to decrease by approximately 2% in response to a 1% increase in interest rates. Calculations of duration may be based on estimates and may not reliably predict a security’s sensitivity to changes in interest rates.

The Fund may invest in various types of derivative instruments, including options, futures, forwards and swaps to attempt to mitigate against interest rate risk. From time to time, Sardis may tactically utilize the following securities or instruments for hedging purposes, to attempt to enhance the portfolio’s return, or to mitigate against certain risks, principally credit and interest rate risk: U.S. Treasury securities; corporate bonds; shares of investment companies, including ETFs that invest in fixed income securities; interest rate, total return, and credit default swaps; interest rate and bond futures; and credit spread and interest rate options.

Sardis may sell a security short in anticipation of a decline in the market value of the security. Selling a security short is when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

In selecting investments, Sardis will consider, among other things, maturity, yield and ratings information and opportunities for price appreciation and interest income. The Fund’s allocation of its investments among various asset classes within the structured credit product market will depend on the views of Sardis as to the best value currently available in the marketplace and the Fund’s allocation may change over time based on Sardis’s views on the global economy, interest rates, credit market trends, capital market conditions and other economic factors. Sardis combines a top-down view of risk positioning with a bottom-up approach that analyzes the underlying value of an asset across a variety of macroeconomic and instrument-specific scenarios to determine the ultimate likelihood of repayment of principal and interest to its holder over time. Through this approach, Sardis seeks to identify and purchase assets that it believes are undervalued because of their complexity, liquidity, credit rating, and/or technical forces applied by the market.

As part of its investment process, Sardis utilizes internal and external quantitative and qualitative analysis based on information gathered public sources, third-party research firms, issuers, and internal research. Sardis conducts its own research for purposes of portfolio construction, investment selection, and asset allocation. Portfolio construction, asset allocation, and investment selection are based on internal macroeconomic, asset class, and sector-specific research, as well as due diligence from an investment and operational standpoint on collateral originators, investment managers, and their investment products and vehicles, issuers, servicers, trustees, and other third-party service providers that may influence the risks and performance of a security or loan. Sardis also considers other factors when selecting investments for the Fund, such as absolute and risk-adjusted spreads relative to historical levels and other sectors within the investible universe, market conditions and their influence on prices, diversification, liquidity, spread duration, rate duration, and credit.

Sardis’ security selection process also stress-tests securities’ collateral to determine cash flows, structure, and price. As part of this process Sardis: (i) reviews collateral to determine cash flows across various scenarios and to ensure that collateral performs in stressed scenarios; (ii) reviews legal documents to confirm proper security interests and protections, and verify that third-party service providers are approved parties; (iii) conducts stress tests of cash flows based on collateral performance, triggers and call options; (iv) evaluates price as a function of interest rate risk, credit risk and liquidity risk; (v) determines tolerance levels for interest rate risks, credit risk and liquidity risk; and (vi) establishes target prices and spread levels for exit points.

Principal Risks of Investing

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

U.S. government securities risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund's performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Liquidity risk. Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments.

Investments in other investment companies risk. The Fund may invest in the securities of other investment companies, such as mutual funds, closed-end funds, business development companies, and ETFs. These investments expose the Fund to the risks of the underlying funds, including the risk that those funds may not achieve their investment objectives or may underperform. The Fund will also bear its proportionate share of fees and expenses of the underlying funds, which may increase overall costs. Regulatory limits may restrict the Fund’s ability to invest in other funds.

Collateral prepayment risk. The issuer of a mortgage- or other asset-backed security may pay back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of the Fund because the Fund is forced to forego expected future interest payments on the principal amount paid back early and the Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

U.S. treasury futures contracts hedge risk. Sardis, when it deems appropriate, may seek to hedge against interest rate risk by short selling U.S. Treasury futures contracts. To the extent the Fund holds such short positions, if market conditions cause U.S. Treasury prices to rise, the Fund’s portfolio could experience a loss. The hedging strategy depends on market conditions and the judgment of Sardis, and there is no guarantee that the hedging strategy will be successful in mitigating interest rate risk or preventing losses to the Fund’s portfolio.

The following paragraph is added under the heading entitled “Management of the Fund - Investment Advisor and Sub-Advisors” section of the Prospectus:

Sardis Group, LLC, a Delaware limited liability company located at 4200 Northside Parkway, Building 4, Suite 300, Atlanta, Georgia 30327, serves as a Fund Sub-Advisor. Sardis is an SEC-registered investment advisor that services institutional clients including banks, insurance companies, and registered investment companies. As of June 30, 2025, Sardis had approximately $365 million in assets under management.

The seventh paragraph under the heading entitled “Management of the Fund -- Investment Advisor and Sub-Advisors” of the Prospectus is deleted in its entirety and replaced with the following:

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreements with Palmer Square and Vest is available in the Fund’s Form N-CSR for the fiscal year ended September 30, 2024. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement with Sardis will be available in the Fund’s Form N-CSR for the fiscal year ended September 30, 2025.

The following paragraphs are added under the heading entitled “Management of the Fund -- Portfolio Managers” section of the Prospectus:

Sardis Group, LLC

Colin McBurnette is a portfolio manager of the Fund’s Structured Credit Products strategy. Mr. McBurnette is Co-Founder and Managing Partner of Sardis Group. Mr. McBurnette worked at Angel Oak Capital Advisors (“Angel Oak”) from February 2012 until September 2024. He spent the period from August 2012-December 2023 on the investment team as an investment analyst, assistant portfolio manager, portfolio manager, and senior portfolio manager. Mr. McBurnette was a named portfolio manager on several funds managed by Angel Oak including a private fund, a series of mutual funds, ETFs and an interval fund. Additionally, Mr. McBurnette was a portfolio manager on a number of separately managed accounts advised by Angel Oak that ranged from the investment portfolio for a bank, an asset class specific mandate for a series of insurance companies, and a sub-advisory relationship for six public funds. Mr. McBurnette’s responsibilities across these accounts included investment policy statement design, portfolio allocation and implementation, pre-purchase analytics, credit selection, post-purchase monitoring, credit and interest rate risk management, trading, and reporting. Prior to Angel Oak, Mr. McBurnette worked for Prodigus Capital Management where he was responsible for the acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, Mr. McBurnette worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Mr. McBurnette holds B.B.A. degrees in Banking & Finance and Real Estate from the Terry College of Business at the University of Georgia.

Sam Dunlap is a portfolio manager of the Fund’s Structured Credit Products strategy. Mr. Dunlap is Co-Founder and Managing Partner of Sardis Group. Mr. Dunlap worked at Angel Oak from October 2009 until June 2024 serving most recently as a senior portfolio manager and the Chief Investment Officer, Public Strategies. In his capacity as Chief Investment Officer, Mr. Dunlap oversaw all investment related activities for a series of public funds and separately managed accounts. His responsibilities included risk positioning and allocation across all supervised products. Additionally, Mr. Dunlap held responsibility for investment policy statement design, portfolio allocation and implementation, credit and interest rate risk management, and reporting. Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of the fixed income market. Prior to joining Angel Oak, he spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Before SunTrust, Mr. Dunlap spent two years at Wachovia in Charlotte, North Carolina supporting the agency mortgage pass-through trading desk. He holds a B.A. degree in Economics from the University of Georgia.

The paragraph under the heading entitled “Management of the Fund -- Other Service Providers” of the Prospectus is deleted in its entirety and replaced with the following:

First Trust Portfolios L.P. (the “Distributor”) is the principal underwriter for the Fund and acts as the Fund’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is affiliated with the Advisor and Vest Financial. The Distributor is not affiliated with Palmer Square, Sardis, or any other service provider for the Fund.

The following paragraph is added under the heading entitled “Sub-Advisors” on the last page of the Prospectus:

Sardis Group, LLC

4200 Northside Parkway, Building 4, Suite 300

Atlanta, Georgia 30327

The sole paragraph on the cover page of the SAI is deleted in its entirety and replaced with the following:

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated January 31, 2025, as may be further amended from time to time, of the First Trust Multi-Strategy Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”). First Trust Capital Management L.P. (“FTCM” or the “Advisor”) is the investment advisor to the Fund. Palmer Square Capital Management, LLC (“Palmer Square”), Vest Financial, LLC (“Vest”), and Sardis Group, LLC (“Sardis”) (together, the “Sub-Advisors”) are the Fund’s sub-advisors. A copy of the Fund’s Prospectus may be obtained on the Fund’s website at https://www.FirstTrustCapital.com, or by contacting the Fund at the address or telephone number specified below. The Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2024, is incorporated by reference herein. The Fund’s audited financial statements for the fiscal year ended September 30, 2024, are incorporated in this SAI by reference to the Fund’s Annual Financials and Other Information, which are included as part of the Fund’s most recent Form N-CSR filing. A copy of the Fund’s Annual Report, Semi-Annual Report, and Financials and Other Information can be obtained by contacting the Fund at the address or telephone number specified below.

The following sections are moved from the “Other Investment Strategies, Policies and Risks” section to the “Principal Investment Strategies, Policies and Risks” section of the SAI:

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Asset-Backed Securities

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Fund.

The first paragraph under the heading entitled “Sub-Advisors” of the SAI is deleted in its entirety and replaced with the following:

The Advisor has entered into separate sub-advisory agreements with Palmer Square Capital Management, LLC, effective July 19, 2023, Vest Financial, LLC, effective February 22, 2024, and Sardis Group, LLC, effective July 15, 2025, with respect to the Fund (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”).

The following is added under the heading entitled “Sub-Advisors” of the SAI:

Sardis is located at 4200 Northside Parkway, Building 4, Suite 300, Atlanta, Georgia 30327. Sardis is a wholly owned subsidiary of Sardis Group Holdings, LLC. Sardis Group Holdings, LLC is owned and managed by Colin McBurnette and Sam Dunlap.

The following is added under the heading entitled “Other Accounts Managed by the Portfolio Managers” of the SAI:

As of June 30, 2025, information on other accounts managed by Colin McBurnette and Sam Dunlap is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)

Colin McBurnette	0	$0	0	$0	8	$365.833
Sam Dunlap	0	$0	0	$0	8	$365.833

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)

Colin McBurnette	0	$0	0	$0	0	$0
Sam Dunlap	0	$0	0	$0	0	$0

The following is added under the heading entitled “Portfolio Managers – Compensation” of the SAI:

Sardis’s portfolio managers receive a fixed salary and retirement plan benefits. Mr. McBurnette and Mr. Dunlap are also entitled to receive distributions based upon, among other things, the overall performance of Sardis.

The following is added under the heading entitled “Ownership of the Fund by the Portfolio Managers” of the SAI:

The following chart sets forth the dollar range of equity securities of the Fund owned by Colin McBurnette and Sam Dunlap as of June 30, 2025.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Colin McBurnette	None
Sam Dunlap	None

The first paragraph under the heading entitled “Distributor and Distribution Agreement” of the SAI is deleted in its entirety and replaced with the following:

First Trust Portfolios L.P. is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Advisor and Vest Financial. The Distributor is not affiliated with Palmer Square, Sardis, or any other service provider for the Fund.

The following is added to Appendix B of the SAI between the Proxy Voting Policies and Procedures for each of Palmer Square Capital Management, LLC and Vest Financial, LLC:

Sardis Group, LLC

Proxy Voting Policies and Procedures

Rule 206(4)-6 of the Advisors Act requires a registered investment adviser that exercises voting authority with respect to client assets to adopt a written policy reasonably designed to (i) ensure the investment adviser votes in the best interest of its clients, and (ii) addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients, and (iii) discloses to its clients information about such policies and procedure, and (iv) provide, upon request, information as to how the proxies were voted.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure such rights are properly and timely exercised. Sardis has adopted a written proxy voting policy, which may be amended from time to time at the sole discretion of the Firm.

In addition, Sardis may retain a third-party proxy agent to assist it in coordinating and voting proxies. If so, the CCO or designee will conduct documented initial and ongoing due diligence reviews of any proxy service firm selected to provide proxy voting guidance to the Firm. Reviews include but are not limited to monitoring the third-party to assure that all proxies are properly voted, reviewing that fees are appropriate, identifying and evaluating any known conflicts of interest, ensuring proper disclosures are used, and ensuring appropriate records are retained.

Proxy Voting Procedures. Sardis is committed to voting all proxies in the best interests of its advisory Clients and has established procedures to identify and resolve any conflicts of interest that may arise between the Adviser and its Clients. Clients can direct Sardis to vote their proxies according to guidelines specified in the investment management agreement and may contact Sardis with questions regarding any particular proxy solicitation. When voting securities held in Client accounts, Sardis strives to resolve any conflicts of interest between the Client and its own business interests in a way that most benefits the Client. Unless otherwise specified in the respective offering materials, the Firm does have discretion to vote proxies on behalf of any mutual funds it advises.

When entering into an investment management agreement, each Client decides whether to grant Sardis the authority to vote proxies for account securities. Clients can revoke this authority or provide written instructions regarding specific solicitations. Clients granting Sardis proxy voting authority should ensure that Sardis receives proxy solicitation information from their custodian, while those who do not grant such authority should take steps to receive this information themselves. For accounts where Sardis has been granted proxy voting authority, voting decisions are made in accordance with its Proxy Voting Policy. This policy also governs any voting or consent rights on behalf of Client account securities, including but not limited to plans of reorganization and waivers under applicable indentures.

Voting Guidelines. For Client accounts where Sardis holds proxy voting authority (including Registered Funds), it votes proxies in a manner that it believes serves the best interests of its Clients. For all matters Sardis has identified as routine, unless otherwise instructed, Sardis will vote in accordance with the recommendation of the company’s management, unless otherwise instructed or, in Sardis’s opinion, such recommendation is not in the best interests of the Client. Routine matters are typically proposed by a company’s management and meet the following criteria: they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

Conflicts of Interest. Should a conflict of interest exist between the Firm and client accounts as to the outcome of certain proxy votes, the Firm is committed to resolving the conflict in the best interest of participating clients before it votes the proxy in question. The Firm may take the following courses of action to resolve the conflict: (a) disclose the conflict to clients and obtain consent before voting; and/or (b) engage a disinterested, qualified third party to determine how the proxy should be voted. The Firm’s CCO, or designee, is responsible for ensuring that all proxies are voted in a timely manner in accordance with proxy policies, that any conflicts of interest are resolved in the best interests of participating clients, and that proxy voting records are retained accordingly.

If a material conflict of interest exists, the investment team will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Recordkeeping. Sardis maintains records of its proxy votes which are available to Clients upon request. Information about how Sardis voted securities held by a Registered Fund it manages during the most recent twelve-month period ended June 30th shall be available no later than the following August 31st on the Registered Fund’s website and upon request and without charge by emailing us at info@sardisgroup.com or calling us at 404-282-5552. This information will also be available on the SEC’s website at http://www.sec.gov.

A summary of this Proxy Voting Policy and Procedures will be included in Sardis’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated. Clients may contact us, via mail or telephone, in order to obtain information on how the client’s proxies have been voted, and to request a copy of these policies and procedures.

Sardis will maintain files relating to our proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in our offices. The Firm will also maintain a record of the voting resolution of any conflict of interest.

Please retain this Supplement with your records.